PROMISSORY NOTE


$175,0000.00                                 Dated  as  of  November  22,  2002

     FOR VALUE RECEIVED, the undersigned, JOHN W. MEYERS and WILLIAM MICHAEL SESSIONS, and each of them, jointly and severally (collectively the "Maker"), hereby promises to pay to the order of MATTHEW P. DWYER, (the "Holder"), at 1410 Tuscany Way, Boynton Beach, FL 33435, or such other place as Holder may designate in writing from time to time, in lawful money of the United States of America, the principal amount of $175,000.00 plus interest on the outstanding balance thereof at the fixed annual rate of 7.5%. A single payment of principal and accrued interest on this Note shall be due and payable on the earlier to occur of (i) July 31, 2003 (the "Maturity Date"), or (ii) at such time as Maker, or either of them, receives any cash sums from TMI Holdings, Inc. for any reason.

     To secure payment of this Note, Maker has pledged Two Hundred Fifty Thousand (250,000) shares of Series A Preferred Stock of TMI Holdings, Inc. held in the name of Maker. Such security is pursuant to a Security Agreement of even date herewith between the Maker and Payee. THE PROVISIONS OF THE SECURITY
AGREEMENT  ARE  INCORPORATED  HEREIN  BY  REFERENCE.

     Upon the occurrence of any default hereunder or any Event of Default under the Security Agreement, and so long as such default or Event of Default continues, interest shall accrue at the rate of two percent (2%) above the interest rate stated in the first paragraph of this Note. Upon a default or Event of Default, Holder may exercise any right, power or remedy permitted by law or as set forth herein or in the Security Agreement, including, without limitation, the right to declare the entire unpaid principal amount hereof and all interest accrued hereon, and all other sums secured by the Security Agreement, to be, and such principal, interest and other sums shall thereupon become, immediately due and payable.

     From and after any default hereunder or any Event of Default under the Security Agreement, any amounts past due may, at the option of the holder hereof, be added to principal and bear interest as principal.

     This Note may be prepaid, in whole or in part, at any time and from time to time.

     The undersigned hereby waives presentment, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holder of this Note in respect of the time of payment or any other provisions of this Note.
In the event that the holder hereof shall institute any action for the enforcement of the collection of this Note, there shall be immediately due from the undersigned, in addition to the unpaid interest and principal, all costs and expenses of such action, including attorneys' fees.

     This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

     MAKER AND HOLDER AGREE THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY HOLDER OR MAKER, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER DOCUMENT RELATED HERETO OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. HOLDER AND MAKER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, MAKER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. MAKER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT HOLDER WOULD NOT EXTEND CREDIT TO MAKER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

                                   MAKER:


                                   /s/ John W. Meyers
                                   ---------------------------------
                                   John  W.  Meyers



                                   /s/ William Michael Sessions
                                   ---------------------------------
                                   William  Michael  Sessions